Banc of America MORTGAGE SECURITIES, INC.
                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2003-2

                     $604,263,503 Aggregate Principal Amount
                Mortgage Pass-Through Certificates, Series 2003-2
                                 March 25, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  March 25, 2003
(Date of earliest event reported)

Commission File No. 333-101500



                    Banc of America Mortgage Securities, Inc.
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        Delaware                                         36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, North Carolina                 28255
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     Address of principal executive offices                     (Zip Code)



                                 (704) 387-8239
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               Registrant's Telephone Number, including area code




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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events
            ------------

            On March 25, 2003, Banc of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Banc of America Alternative Loan Trust 2003-2 Mortgage Pass-Through Certificates, Series 2003-2, Class CB-1, Class CB-2, Class CB-3, Class CB-4, Class CB-5, Class CB-6, Class CB-7, Class CB-WIO, Class CB-R, Class CB-LR, Class NC-1, Class NC-2, Class NC-3, Class NC-4, Class NC-5, Class NC-WIO, Class PO, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $598,219,809. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated March 25, 2003, among the Registrant, Bank of America, N.A., as servicer ("BANA") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2003-2, Class SES, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $6,043,693 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.00% undivided interest in a trust (the "Trust"), consisting principally of two pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            Elections will be made to treat the Trust as two separate REMICs for federal income tax purposes (the "Upper-Tier REMIC" and the "Lower-Tier REMIC" and each a "REMIC"). The Class CB-1, Class CB-2, Class CB-3, Class CB-4, Class CB-5, Class CB-6, Class CB-7, Class CB-WIO, Class CB-R, Class CB-LR, Class NC-1, Class NC-2, Class NC-3, Class NC-4, Class NC-5, Class NC-WIO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and each Class PO and Class SES Component will be treated as "regular interests" in the REMIC and the Class CB-R and Class CB-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Pooling and Servicing Agreement, dated March 25, 2003, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank Minnesota, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE SECURITIES,
                                          INC.


March 25, 2003



                                    By:   /s/ Judy Lowman
                                       -----------------------------------------
                                       Name:   Judy Lowman
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                               Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------


   (EX-4)                   Pooling and Servicing Agreement,    E
                            dated March 25, 2003 among Banc
                            of America Mortgage Securities,
                            Inc., Bank of America, N.A. and
                            Wells Fargo Bank Minnesota,
                            National Association, as trustee.